1 C I D A R A R & D D AY S E P T 2 1 s t 2 0 2 1

FORWARD-LOOKING STATEMENTS

These slides contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

The words “believe,” “may,” “will,” “estimate,” “promise,” “plan”, “continue,” “anticipate,” “intend,” “expect,” “potential” and similar expressions (including the negative thereof), are intended to identify forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding Cidara’s research and development efforts; preclinical and clinical development activities; plans, projections and expectations for and the potential effectiveness, safety and benefits of, its product candidates, including rezafungin, the Cloudbreak platform and CD388; Cidara’s ability to successfully commercialize its product candidates, including estimated sales forecasts; the estimated size of the market for its product candidates; and potential ability to achieve milestones under its collaborations with Mundipharma and Janssen, and receipt of the related milestone payments; and advancement of its strategic plans.

This presentation also contains estimates and other statistical data made by independent parties and by Cidara relating to market size and growth and other data about Cidara’s industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Projections, assumptions and estimates of the future performance of the markets in which Cidara operates are necessarily subject to a high degree of uncertainty and risk, including, Cidara’s ability to obtain additional financing; the success and timing of Cidara’s preclinical studies, clinical trials and other research and development activities; receipt of necessary regulatory approvals for development and commercialization, as well as changes to applicable statutes and regulations. These and other risks and uncertainties are described more fully in Cidara's filings with the U.S. Securities and Exchange Commission (SEC), under the heading “Risk Factors.”

Additional risks and uncertainties may emerge from time to time, and it is not possible for Cidara’s management to predict all risk factors and uncertainties. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Cidara undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

These slides are not intended to and do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

2

CIDARA THERAPEUTICS

PROGRAM OVERVIEW: *JEFFREY STEIN, PHD, CEO*

REZAFUNGIN

Clinical Program Update	Taylor Sandison, CMO	Update on STRIVE, ReSTORE, ReSPECT & DDI-2 trials
Hematology Expert	Mark Levis, Johns Hopkins	Challenges in the management of AML patients
ID/Fungal Expert	Kieren Marr, Johns Hopkins	Unmet needs in preventing invasive fungal infections
Commercial Update	Paul Daruwala, COO	Large addressable commercial opportunity

CLOUDBREAK

Research Update	Les Tari, CSO	Cloudbreak expansion in viral diseases and beyond
Respiratory Viral Expert	Eric Simoes, Univ. of Colorado	Respiratory viral infections: prevention & treatment needs

3

CIDARA INVESTMENT THESIS

Leading science on long-acting antifungal and antiviral prevention and treatment



REZAFUNGIN

1st antifungal in 15 years for treatment and prophylaxis indications

- Treatment – Phase 3: ReSTORE trial: treatment of *candidemia* and *invasive candidiasis*
- Prophylaxis – Phase 3: ReSPECT trial: prevention in high-risk hematology (BMT) setting
- Validated with Deal: $568M ex-US/ex-Japan partnership mundipharma



CLOUDBREAK AVCs

Modular immuno-viral platform for prevention & treatment

- Pan-Influenza (A+B): Develop CD388 as potential to be 1st effective 'universal flu' product
- Validated with Deal: $780M global partnership janssen
- RSV, HIV, SARS2 & others: Advancing multiple AVC immuno-viral programs

4

UP TO $1.3B IN POTENTIAL VALUE FROM EXISTING PARTNERSHIPS

Cidara Therapeutics – Mundipharma

Program: Rezafungin | **Rights:** ex-US/Japan

$568M

Phase 2 data

- $30M upfront
- $9M equity investment
- $42M in development support
- $487M clin/reg/comm milestones
- Double-digit royalties in the teens

Cidara Therapeutics – Janssen

Program: Influenza | **Rights:** Global

$780M

Preclinical data

- $27M upfront
- $58M in R&D support
- $695M clin/reg/comm milestones
- Mid to high single digit royalties

5

6 REZAFUNGIN UPDATE S E P T E M B E R 2 0 2 1

CURRENT ANTIFUNGAL STANDARDS OF CARE HAVE LIMITATIONS

CLEAR UNMET NEED

HIGH MORTALITY

DRUG-DRUG INTERACTIONS

TOXICITIES

EXTENDED HOSPITALIZATION

POOR PK/PD

$4.2 BILLION

GLOBAL ANTIFUNGAL MARKET

15 YEAR VOID

NO NEW CANDIDA TREATMENT

NO NEW PROPHYLAXIS

REZAFUNGIN COULD CREATE SIGNIFICANT CLINICAL AND COMMERCIAL VALUE

7

Source: Global sales for Cancidas – IQVIA; Noxafil – 2018 Merck Annual Report. Antifungal market data from IQVIA, as of December 31, 2017.

8 R E Z A F U N G I N C L I N I C A L P R O G R A M TAY LO R S A N D I S O N , M D C H I E F M E D I C A L O F F I C E R , C I D A R A

TWO PIVOTAL STUDIES FOR TREATMENT AND PROPHYLAXIS

	PHASE 3 TREATMENT TRIAL[1]	PHASE 3 PROPHYLAXIS TRIAL[2]
	ReSTORE	ReSPECT
TARGET INDICATION	Treatment of candidemia and invasive candidiasis	Prophylaxis against *Aspergillus*, *Candida* & *Pneumocystis* in allogeneic blood and marrow transplant patients

1. Clinicaltrials.gov NCT03667690 accessed 9 Sep 2021.
2. Clinicaltrials.gov NCT04368559 accessed 9 Sep 2021

9

TWO PIVOTAL STUDIES FOR TREATMENT AND PROPHYLAXIS

	PHASE 3 TREATMENT TRIAL[1]	PHASE 3 PROPHYLAXIS TRIAL[2]
	ReSTORE	ReSPECT
TARGET INDICATION	Treatment of candidemia and invasive candidiasis	Prophylaxis against *Aspergillus*, *Candida* & *Pneumocystis* in allogeneic blood and marrow transplant patients
TRIAL SIZE	184 patients[3] (20% noninferiority margin)	462 patients (12.5% noninferiority margin)
OVERALL OBJECTIVE	FDA: Day 30 All-cause mortality vs SOC Expect topline data by end of 2021	Day 90 Fungal free survival vs SOC

1. Clinicaltrials.gov NCT03667690 accessed 9 Sep 2021.
2. Clinicaltrials.gov NCT04368559 accessed 9 Sep 2021.
3. Phase 3 Primary Evaluable Population size.

10

11 S T R I V E P H A S E 2 P R O G R A M O V E RV I E W • The Intent-to-treat (ITT) population: all randomized subjects • The Safety population: all subjects who received any amount of study drug • The Microbiological Intent-to-treat population (mITT): all subjects in safety population who had documented Candida infection N= 122 Caspofungin Rezafungin Week 1 2 3 4 5 6 7 8 9 Day 5 14 30 Dose Optional dose Overall ResponseOverall Response End of Follow Up Period Week 1 2 3 4 5 6 7 8 9 Dose All cause mortality Optional dose N= 61 N= 183 A N A L Y S I S P O P U L A T I O N S : 1. STRIVE Phase 2: CID September, 2020. 1

12 R E Z A F U N G I N P H A S E 2 M E T I T S E F F I C A C Y A N D S A F E T Y O B J E C T I V E S Not powered for non-inferiority Comparable efficacy and safety to 1st line agent Superior time to negative blood culture Trends to improved early outcomes 1. STRIVE Phase 2: CID September, 2020. 1

30-DAY ALL CAUSE MORTALITY – POST HOC ANALYSIS FROM PHASE 2


FAVORS REZAFUNGIN
FAVORS CASPOFUNGIN
-8.8%[1]
-24.7%
Rezafungin 400/200; n = 46
+0.41%
95% confidence interval
ReSTORE Phase 3 trial endpoint requires upper limit of confidence interval be below 20% threshold for FDA
20%
Non-inferiority margin
SUPERIORITY
NON-INFERIORITY
-20%
-10%
0
10%

1. Data on file from STRIVE Phase 2 clinical trial.

Using the same analysis method as planned for the Phase 3 study, a two-sided 95% confidence interval (CI) for the observed difference in the ACM rate (relevant Rezafungin group minus caspofungin group) was calculated using the unadjusted method of Miettinen and Nurminen.

Post-hoc analyses do not establish effectiveness and should not be assumed to establish the same outcome in Phase 3.

13

PHASE 2: ADDITIONAL BENEFITS MAY BE DUE TO FRONT-LOADED DOSING

STRIVE PHASE 2 TIME TO NEGATIVE BLOOD CULTURE[1,2]

Once weekly front-loaded dose eradicated fungi earlier than caspofungin dosed daily in Phase 2 STRIVE trial



Rezafungin IV 400/200mg
Caspofungin IV 70/50mg
Daily doses
Weekly Dose
Probability of negative blood culture
100%
80%
60%
40%
20%
0%
0
1
2
3
4
5
6
7
8
Days since first dose
Log-rank test (post hoc):
RZF vs CSP
p=0.0025

1. STRIVE Phase 2: CID September, 2020
2. Data on file from STRIVE Phase 2 clinical trial.

14

PHASE 2: ADDITIONAL BENEFITS MAY BE DUE TO FRONT-LOADED DOSING


% Neg. Blood Culture[1]
73.7
54.0
1 DAY
n/N
28/38
27/50
Rz Cf[2]
% Overall Cure[2]
73.9
55.7
5 DAYS
n/N
34/46
34/61
Rz Cf
Average Days in ICU[1]
REZAFUNGIN 400/200
13 DAYS
CASPOFUNGIN
18 DAYS
Days 0
5
10
15
86.1
65.3
2 DAYS
n/N
31/36
32/49
Rz Cf
% Neg. Blood Culture[2]
5
ICU DAYS

1. Soriano et al. Presented at ISICEM 2021 (Brussels).
2. STRIVE Phase 2: CID September, 2020.

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ReSTORE PHASE 3 PROGRAM OVERVIEW

Phase 3 ReSTORE + Phase 2 STRIVE = basis for global filings



Global Response
Global Response (1° ENDPOINT – EMA)
All Cause Mortality (1° ENDPOINT – FDA)
End of Follow Up Period
Dose
Optional dose
Rezafungin
N= 92
400/200mg
Week 1 2 3 4 5 6 7 8 9
Day 5 14 30
Dose
Optional dose
Caspofungin
N= 92
70/50mg
Week 1 2 3 4 5 6 7 8 9

ANALYSIS POPULATIONS:

- The Intent-to-treat (ITT) population: all randomized subjects
- The Safety population: all subjects who received any amount of study drug
- The Microbiological Intent-to-treat population (mITT): all subjects in safety population who had documented *Candida* infection

ReSTORE

16

17 Rezafungin Rezafungin — Treatment — Prophylaxis

ReSPECT PHASE 3 PROPHYLAXIS TRIAL MAY ENABLE NEW STANDARD OF CARE

	PHASE 3 TREATMENT TRIAL[1]	PHASE 3 PROPHYLAXIS TRIAL[2]
	ReSTORE	ReSPECT
TARGET INDICATION	Treatment of candidemia and invasive candidiasis	Prophylaxis against *Aspergillus*, *Candida* & *Pneumocystis* in allogeneic blood and marrow transplant patients
TRIAL SIZE	184 patients[3] (20% noninferiority margin)	462 patients (12.5% noninferiority margin)
OVERALL OBJECTIVE	FDA: Day 30 All-cause mortality vs SOC Expect topline data by end of 2021	Day 90 Fungal free survival vs SOC

1. Clinicaltrials.gov NCT03667690 accessed 9 Sep 2021.
2. Clinicaltrials.gov NCT04368559 accessed 9 Sep 2021.
3. Phase 3 Primary Evaluable Population size.

18

REZAFUNGIN: DESIGNED TO SIMPLIFY PROPHYLAXIS DOSING REGIMEN

Antifungal prophylaxis in allogeneic blood and marrow transplant setting[1,2]


Current Antifungal Prophylaxis Regimens
Fluconazole
Fluconazole
Posaconazole or voriconazole
Posaconazole or voriconazole
SOC for Candida and Aspergillus
Bactrim, dapsone or atovaquone
SOC for Pneumocystis
Rezafungin Regimen in Ongoing Phase 3 Trial
Rezafungin 400/200 once weekly
Candida, Aspergillus and Pneumocystis
-10
0
10
20
30
40
50
60
70
80
90
Transplant
Day

1. Sandison. RICAI 2019 presentation.
2. Tomblyn, et al. Biol Blood Marrow Transplant. 2009;15:1143-238.

19

20 Week 1 2 3 4 12 Azole placebo Bactrim placebo Rezafungin 5 13 Day 1 17 90 120 1° Endpoint: Fungal Free Survival at Day 902 Follow upREZAFUNGIN ARM (N=~300) 17Week 1 2 3 4 12 Azole1 Bactrim Rezafungin Placebo 5 13 Day 1 90 120 COMPARATOR ARM (N=~150) Dose Includes patients with: AML, MDS, ALL, CML, other leukemia/ lymphoma 1. Fluconazole to start in all patients. Posaconazole switch in patients who develop GVHD per label. 2. Clinicaltrials.gov NCT04368559 accessed 9 Sep 2021. R e S P E C T M A Y E N A B L E R E Z A F U N G I N T O R E P L A C E 3 D R U G S

UNMET NEED IN PREVENTION OF INVASIVE FUNGAL DISEASE IN CANCER AND TRANSPLANT PATIENTS

MARK LEVIS, MD AND KIEREN MARR, MD
JOHNS HOPKINS UNIVERSITY

CIDARA THERAPEUTICS

Hematologist Viewpoint - Setting up the problem

Management of AML

MARK LEVIS, MD

PROGRAM LEADER, HEMATOLOGIC MALIGNANCIES AND BONE MARROW

TRANSPLANT PROGRAM, SIDNEY KIMMEL COMPREHENSIVE CANCER CENTER

PROFESSOR OF ONCOLOGY

JOHN'S HOPKINS UNIVERSITY SCHOOL OF MEDICINE

22

AML Incidence and Mortality Rates 20,240 new cases/year • Compare with lung cancer: 235,760 cases/year 11,400 deaths/year • Compare with lung cancer: 131,880 deaths/year Source: CA CANCER J CLIN 2021; 71:7–33 AML in the US: AML at Hopkins: 23

AML is frequently a medical emergency…  Patients routinely present with: o Low platelets, leading to risk of catastrophic bleeding o Low hemoglobin, causing physical exhaustion o Low white blood cells, leading to rapidly fatal infections  Best management is to quickly treat the disease into remission  Patients with AML or acute leukemia are typically referred to a tertiary care center experienced in treating these patients o Analogous to a Trauma Center 24

AML at The Sidney Kimmel Comprehensive Cancer Center at Johns Hopkins  180 patients admitted each year to the Adult Leukemia Service o All newly-diagnosed (typically transferred from an ER…) o Majority undergo immediate therapy • 50% intensive, 50% non-intensive o Hospital stay of 2-6 weeks • 130 acute myeloid leukemia (AML) • 30 acute lymphoblastic leukemia (ALL) • 20 “other” (mix of different blood malignancies)  Probably an equal number seen on referral in clinic after initial treatment elsewhere 25

Diagnosis, Transfer to leukemia service Months 0 1 2 3 4 5 6 7 8 9 Induction Consolidation Consolidation Bone marrow transplant “Induce” a remission The “Typical” AML patient treatment course 26

What if someone doesn’t get treated…? 27

 Cytarabine o 100 or 200 mg/m2/day CI for 7 days  Anthracycline o 45-90 mg/m2 dauno or 12 mg/m2 ida IVP Days 1-3  Day 14 marrow… o If aplasia (marrow < 5% cellularity), wait for recovery o If residual leukemia, give 5+2 starting Day 21. o If after counts are recovered and still residual leukemia, give second course of 7+3  Remission rate 75% (includes those needing 2 courses) Source: Yates et al Cancer Chemother Rep 1973; 57:485 “7+3”- intensive induction therapy for AML… 28

Fast forward to present day… Azacitidine + venetoclax: A non-intensive induction Source: N Engl J Med 2020; 383:617-629 29

ID & Hematologist Facing a team dilemma

Preventing Invasive Fungal Infections: Risks and Needs

KIEREN MARR MD MBA

PROFESSOR OF MEDICINE, JOHNS HOPKINS SCHOOL OF MEDICINE

DIRECTOR, TRANSPLANT AND ONCOLOGY INFECTIOUS DISEASES

VICE CHAIR OF MEDICINE FOR INNOVATION IN HEALTHCARE IMPLEMENTATION

30

Antifungal prophylaxis needed candidiasis, aspergillosis, PCP Source: Atkins and He. Infect Dis Clin N Am 33 (2019) Infectious risk of treatment regimens by disease 31 Antifungal prophylaxis needed candidiasis, aspergillosis, PCP

AML patients receiving intensive chemotherapy benefit from posaconazole Posaconazole versus Fluconazole or Itraconazole for AML patients Source: Cornely et al N Engl J Med 2007 356:348-59 32

Venetoclax induction in AML  Venetoclax-based induction is now used in at least 50% of AML cases  Venetoclax is metabolized by the liver P450 system (CYP3A4)  Other drugs inhibiting CYP3A4 will lead to higher levels of venetoclax, causing toxicity  But underdosing venetoclax may lead to treatment failures  For these reasons, echinocandins are currently recommended for antifungal prophylaxis for patients on venetoclax o But the currently-approved echinocandins have inadequate anti-mold activity and require daily intravenous infusion 33

Azoles: Limited utility with new drugs

Drug	Company	Effect	Recommendations with Azoles
Ibrutinib (Imbruvica)	J&J AbbVie	↑ Ibrutinib exposure	12-100% of original dose
Idelalisib Zydelig)	Gilead	↑ AUC	Monitor for side effects
Acalabrutinib (Calquence)	AZ	↑ acalabrutinib exposure	Avoid combo
Imatinib (Gleevec)	Novartis	↑ Imatinib exposure	Avoid combo
Dasatinib (Sprycel)	BMS	↑ D. exposure, ↑ QT interval	Avoid combo, monitor ECG
Nilotinib (Tasigna)	Novartis	↑ N. exposure, ↑ QT inter	Avoid combo, monitor ECG
Ponatinib (Iclusig)	Takeda	↓ TKI dosage	Avoid combo
Sorafenib (Nexavar)	Bayer - 50% Amgen - 50%	No effect	Monitor QTc
Midostaurin (Rydapt)	Novartis	↑ Midostaurin exposure	Avoid combo, monitor QTc
Gilteritinib (Xospata)	Astellas	↑ Gilteritinib exposure	Avoid combo
Venetoclax (Venclexta)	Abbvie US joint; ex-US Genentech – US joint	↑ venetoclax exposure	12-50% of original dose
Ruxolitinib (Jakafi)	Incyte - US Novartis - ex-US	↑ Ruxolitinib exposure	50-100% of Original Dose

Source: Adapted from Busca & Pagano. Exp Rev Anti-Infect Ther. 2018;16:531–542

34

Diagnosis, Transfer to leukemia service Months 0 1 2 3 4 5 6 7 8 9 Induction Consolidation Consolidation Bone marrow transplant Currently – we’re giving IV echinocandins on and off during periods of neutropenia With diagnosed IFI – we have to hold or dose-reduce anti-AML therapy (bad outcomes) Back to the Patient… 35

What do we need?  Antifungal with activity against Candida and Aspergillus  Not cytochrome P450 metabolized (few or no drug interactions)  Able to administer o If daily, needs to be IV and oral o If longer half life, can be IV (weekly infusions enabled)  Few or no toxicities (a must for preventative drugs) 36

37 R E S U LT S O F ‘ R E Z A H E M E ’ D D I S T U D Y TAY LO R S A N D I S O N , M D C H I E F M E D I C A L O F F I C E R , C I D A R A

38 N O D O S E A D J U S T M E N T O F V E N E TO C L A X E X P E C T E D W I T H R E Z A F U N G I N 0 50 100 150 200 250 300 0 10 20 30 40 50 60 70 80 Venetoclax alone Venetoclax with rezafungin Time (hours) Venetoclax concentration over time Hematologists reduce dose of venetoclax up to 88% if combined with azoles2 or they avoid prophylaxis M ea n co nc en tr at io n (n g/ m L) No clinically relevant drug interactions with rezafungin 1. Cidara data on file. 2. Product package insert.

NO DOSE ADJUSTMENT OF IBRUTINIB EXPECTED WITH REZAFUNGIN

Ibrutinib concentration over time[1]


Mean concentration (ng/mL)
90
60
30
0
Ibrutinib alone
Ibrutinib with rezafungin
0
10
20
30
40
50
60
Time (hours)

No clinically relevant drug interactions with Rezafungin

Hematologists reduce dose of ibrutinib up to 88% if combined with azoles[2] or they avoid prophylaxis

39

1. Cidara data on file.
2. Product package insert.

40 R E Z A F U N G I N C O M M E R C I A L V A L U E P A U L D A R U W A L A C H I E F O P E R A T I N G O F F I C E R , C I D A R A

41 Rezafungin Rezafungin Azole DDI Dilemma/Opportunity Market Potential

THE AZOLE DILEMMA IS BOTH CLINICAL AND COMMERCIAL

Contraindications with azoles often require dose reduction of oncology therapy by 50-88%[1], to levels not well studied

Growing number of hematology drugs in development may amplify the issue

Pipeline [2]	AML	ALL	CLL
Phase 1	197	141	115
Phase 2	186	153	86
Phase 3	24	8	9

Dose reductions mean decreased revenues for companies selling hematology drugs while patient care may not be optimal

1. Product package inserts for venetoclax and ibrutinib
2. Clinicaltrials.gov

42

43 T W O E S S E N T I A L H E M ATO LO GY D R U G S : I M B R U V I C A & V E N C L E X TA * Global Data (2020 – actuals; 2021-2027 – analyst consensus forecast) $- $3,000 $6,000 $9,000 $12,000 $15,000 $18,000 2020 2021 2022 2023 2024 2025 2026 2027 Actual and Forecast Global Sales ($M)* >$15B Venclexta Imbruvica Combined forecast in 2027

44 T W O E S S E N T I A L H E M ATO LO GY D R U G S : I M B R U V I C A & V E N C L E X TA * Global Data (2020 – actuals; 2021-2027 – analyst consensus forecast) $- $3,000 $6,000 $9,000 $12,000 $15,000 $18,000 2020 2021 2022 2023 2024 2025 2026 2027 Actual and Forecast Global Sales ($M)* >$15B Venclexta Imbruvica Combined forecast in 2027 What could these sales be without dose reduction and would care be better?

45 Rezafungin Rezafungin Azole DDI Dilemma/Opportunity Market Potential

THERE ARE CLEAR POTENTIAL ADVANTAGES OF REZAFUNGIN

TREATMENT

	Reza	Daily Echinocandins
ONCE WEEKLY/ FRONT LOADED DOSING	YES	NO
EARLY DISCHARGE/ OUTPATIENT POTENTIAL	YES	NO

46

47 C U R R E N T E S T I M AT E S A S S U M E Re S TO R E M E E T S 2 0 % N I M A R G I N Revenue Time Candida Treatment Infectious Disease Focus BASE CASE: ReSTORE meets 20% NI margin

REZAFUNGIN TARGETED DOWNSTREAM FOR CANDIDA TREATMENT

Inpatient
(1.6M pts/1.9M treatments)

5th YEAR
FORECAST



Daily IV Candin
Rezafungin
29K
Daily IV Candin
1.5% share example

Patient and market share examples provided here are based on internal management assumptions for illustrative purposes only and are not a forecast of actual rezafungin sales. Actual results may differ materially from these illustrative examples.

Source: AMR Audit 2013, 1.9M treatments, 1.6M patients. Assumes no market volume change. No further AMR antifungal audits released since 2013.

48
48

REZAFUNGIN TARGETED DOWNSTREAM FOR CANDIDA TREATMENT

Inpatient
(1.6M pts/1.9M treatments)

5th YEAR
FORECAST

Daily IV Candin
Rezafungin
29K
Daily IV Candin
1.5% share example

PATIENTS

- *Stable*
- *Azole non-susceptible*
- *Early discharge possible*

PAYOR

- *Medicare – under DRG*
- *Commercial – under DRG*

Patient and market share examples provided here are based on internal management assumptions for illustrative purposes only and are not a forecast of actual rezafungin sales. Actual results may differ materially from these illustrative examples.

Source: AMR Audit 2013, 1.9M treatments, 1.6M patients. Assumes no market volume change. No further AMR antifungal audits released since 2013.

49
49

REZAFUNGIN TARGETED DOWNSTREAM FOR CANDIDA TREATMENT

	Inpatient (1.6M pts/1.9M treatments)	Outpatient (640K pts)
5th YEAR FORECAST	Daily IV Candin → Rezafungin: *29K* Daily IV Candin 1.5% share example	Rezafungin: *9K* Rezafungin: *16K* 3.9% share example
PATIENTS	• *Stable* • *Azole non-susceptible* • *Early discharge possible*	• *Azole non-susceptible* • *Azole intolerant, DDI, non-compliant*
PAYOR	• *Medicare – under DRG* • *Commercial – under DRG*	• *Medicare Part B* • *Commercial* } ~50/50

36% *continuation* of RZF from inpatient
64% *initiation of RZF* as outpatient
Duration = 1.93 weeks weighted average:
1.28 wks for continuation; 2.28 wks for initiation

Patient and market share examples provided here are based on internal management assumptions for illustrative purposes only and are not a forecast of actual rezafungin sales. Actual results may differ materially from these illustrative examples.

Source: AMR Audit 2013, 1.9M treatments, 1.6M patients. Assumes no market volume change. No further AMR antifungal audits released since 2013.

50
50

U.S. SAMPLE REVENUE BUILD AND KEY ASSUMPTIONS FOR REZAFUNGIN

ReSTORE

	5-Year ($M)	10-Year ($M)
Overall	331	743
Treatment		
Inpatient	92	191
Outpatient	101	202

- Launch Treatment: 1Q23
- Launch Prophylaxis: 1H24
- No serious warnings/precautions
- 30-50 reps, 6-8MSLs, 5 account managers
- Focus on high AF & high candin use
- >60% of reza doses administered outpatient
- Medicare Part B covers outpatient infusion drugs
- $2700/1350* for 400/200mg. 3.5% inc./yr.

Gross sales examples provided here are based on internal management assumptions for illustrative purposes only and are not a forecast of actual rezafungin sales. Actual results may differ materially from these illustrative examples. Assumes optimal account reach including IFI rates, patient volume and access at pre-COVID levels.

* Based on ~commercial launch price of caspofungin

51
51

ReSTORE UPSIDES ENHANCE PROBABILITY OF FASTER UPTAKE

Candida Treatment
Infectious Disease Focus


Upside Plus Case
Superiority
Upside Case
ReSTORE ~ STRIVE
(Shorter ICU stay)
BASE CASE: ReSTORE meets 20% NI margin
Revenue
Time

52

THERE ARE CLEAR POTENTIAL ADVANTAGES OF REZAFUNGIN

PROPHYLAXIS

	Reza	Daily Echinocandins	Fluconazole	Posaconazole
SAFETY / TOLERABILITY	Well-tolerated No DDIs	Daily IV administration	Hepatic and renal precautions	Significant DDIs
COVERAGE / SPECTRUM	*Candida, Aspergillus* and *PCP*	No PCP	No *Aspergillus* Fluco resistance	No *PCP* Azole resistance

53

U.S. SAMPLE REVENUE BUILD FOR REZAFUNGIN

	5-Year ($M)	10-Year ($M)
Overall	331	743
Treatment		
Inpatient	92	191
Outpatient	101	202
Prophylaxis		
BMT	54	138
*Chemo/SOT	84	212

*Prophylaxis revenue includes potential for product use other than in the anticipated initial indication, not supported by Company promotion.

Gross sales examples provided here are based on internal management assumptions for illustrative purposes only and are not a forecast of actual rezafungin sales. Actual results may differ materially from these illustrative examples. Assumes optimal account reach including IFI rates, patient volume and access at pre-COVID levels.

54
54

OTHER ANTIFUNGALS TRIANGULATE REZAFUNGIN MARKET OPPORTUNITY

	5-Year ($M)	10-Year ($M)
Overall	331	743
Treatment		
Inpatient	**92**	191
Outpatient	**101**	202
Prophylaxis		
BMT	54	**138**
*Chemo/SOT	84	**212**

*Prophylaxis revenue includes potential for product use other than in the anticipated initial indication, not supported by Company promotion.

Vs. Cresemba 5th year US sales of $163M[1] with treatment label

Vs. Noxafil 10th year US sales of $370M[2] with prophylaxis label

Gross sales examples provided here are based on internal management assumptions for illustrative purposes only and are not a forecast of actual rezafungin sales. Actual results may differ materially from these illustrative examples. Assumes optimal account reach including IFI rates, patient volume and access at pre-COVID levels.

1. IQVIA 1Q 2021
2. Merck Annual Report 2018.. Global sales in 2018 were $742M. Internal estimate that ~50% of sales come from the US market

55
55

56 CLOUDBREAK UPDATE S E P T E M B E R 2 0 2 1

57 57 C LO U D B R E A K H A S A D VA N TA G E S O V E R VA C C I N E S A N D T R E AT M E N T S MODERNA Sept 9, R&D Day report COVID-19 and flu combination vaccine REGENERON Sept 15, Endpoints News $2.9B purchase of COVID-19 antibodies (3rd supply deal)

58 C L O U D B R E A K D R U G - F c C O N J U G A T E S : A N E W C L A S S O F D R U G L E S T A R I , P h D C H I E F S C I E N T I F I C O F F I C E R , C I D A R A

CLOUDBREAK® COMBINES AN Fc MOIETY WITH POTENT ANTIVIRALS

Fc MOIETY



Extends PK and recruits immune system

SM TARGETING MOIETIES



Single or multiple types of small molecules with direct antiviral activity can be conjugated to the same Fc

PEPTIDE FUSIONS



Multiple TMs per Fc can increase antiviral potency and spectrum

59

60 C LO U D B R E A K ® I S A N E W C L A S S O F D R U G F C C O N J U G AT E S : “ D F C s ” Drug Fc Conjugate

61 U N I Q U E A D VA N TA G E S O F D R U G - Fc - C O N J U G AT E S VIRUS ADVANTAGES OF DFCs • Multivalent binding increases potency • Engaging different targets on the same virus improves spectrum, decreases resistance • Enables a single DFC to target multiple viruses

DFCs CAN BE EFFECTIVE IN THOSE MISSED BY CURRENT FLU VACCINES





	Vaccines	DFCs
Universal protection: multiple viruses	No	Yes
Potential to protect all high risk groups	Low	High
Potential for prevention and treatment	No	Yes
Scale and cost	Attractive	Attractive

*DFCs offer the potential for universal flu coverage: **all strains, all people.***

1. DFC assessments are based on pre-clinical study results and estimates

62

DFCs HAVE POTENTIAL ADVANTAGES OVER ANTIBODIES





	Monoclonal Antibodies	DFCs
Able to target cryptic sites, small molecule binding pockets	No	Yes
Able to modulate drug-Fc-ratio to increase potency	No	Yes
Able to install 2 or more discrete targeting moieties	Challenging	Routine
Distribution to compartments outside plasma (e.g., lung)	Limited, slow kinetics	High, rapid kinetics

DFCs advantages over mAbs: they're smaller and can target multiple sites

1. DFC assessments are based on pre-clinical study results and estimates

63

DFCs HAVE POTENTIAL ADVANTAGES OVER SMALL MOLECULES



	SM Antivirals	DFCs
Selectivity vs host targets (toxicity potential)	Extra- and intra-cellular compartments	Only in extra-cellular compartment
Pharmacokinetic properties, DDIs	Restricted by hepatic metabolism[2]	Not restricted by hepatic metabolism[2]
Distribution to compartments outside plasma (e.g., lung)	Potentially limited by cell penetration, properties	Good—dictated by Fc domain
Oral bioavailability, cell penetration	Lipinski's rules	Fewer constraints

Unlike SMs, DFC optimization can be focused primarily on potency.

1. DFC assessments are based on pre-clinical study results and estimates
2. CYP450s, metabolic enzymes

64

DFC DEVELOPMENT CANDIDATES TARGETING INFLUENZA

CD377



Single dose / ~3 months
Wild-type Fc (full immune engagement)

CD388



Single dose /~4-6 months
Mutant Fc (attenuated immune engagement, improved PK, and extended duration of action)

These are the first agents with potential for universal, season-long flu protection in all patient populations.

CD377 and CD388 share the same targeting moiety, linked to different Fc fragments.

65

Data available at https://www.cidara.com/cloudbreak/influenza/

DFCs HAVE RAPID DISTRIBUTION TO LUNG

CD377 INFLUENZA PROGRAM



CD377 levels, µg/mL
100
10
1
24 48 72
120
168
336
Time post dose (hr)
Plasma
Lung ELF

CD377 concentration in lung epithelial lining fluid is ~ 60% of that in plasma

CD377 concentration in plasma and Epithelial Lining Fluid (ELF) after a single 20 mg/kg subcutaneous dose

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66

28-DAY, SINGLE-DOSE PROTECTION IN MOUSE

CD377 INFLUENZA PROGRAM



A/Hong Kong/1/68 H3N2
1 mg/kg
0.3mg/kg
100
80
60
40
20
% Survival
Vehicle
SC dose
Infect
-28
-24
-20
-16
-12
-8
-4
0
4
8
12
Day post infection
5 BALB/c mice per cohort

CD377 is fully protective for 28-days in a lethal influenza model with a single subcutaneous dose

67

Levin et al, IDWeek 2020, Abstract 159.

67

DFCs SHOW SIMILAR EFFICACY IN IMMUNE COMPETENT AND COMPROMISED

CD377 INFLUENZA PROGRAM

A/PR/8/1934 H1N1

Mouse treatment models

BALB/c immune competent



100
80
60
40
20
0
% Survival
CD377 – 0.1mg/kg
Vehicle
0
2
4
6
8
10
12
14
Days post infection

SCID immune deficient



100
80
60
40
20
0
% Survival
CD377 – 0.1mg/kg
Vehicle
0
2
4
6
8
10
12
14
16
18
20
Days post infection

5 mice per cohort. CD377 (SC) dosing was initiated 2 hours post-infection

68

ROBUST PRECLINICAL SAFETY

CD377 INFLUENZA PROGRAM

THERAPEUTIC MARGIN



500000
Area under the curve (AUC) for maximum dose tested (hr*mg/mL)
250000
95x
Predicted AUC required for efficacy in humans (hr*mg/mL)
0
Primate

NO ADVERSE FINDINGS IN PRECLINICAL STUDY FOR:

- Clinical Observations
- Hematology
- Clinical Chemistry
- Coagulation
- Urinalysis
- Immunophenotyping
- Cytokines
- Histopathology

Cidara data on file

1. Results of 14-day preclinical toxicity testing, CD377

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70 U N M E T N E E D S I N R E S P I R ATO R Y V I R U S E S E R I C S I M O E S , M D U N I V E R S I T Y O F C O LO R A D O

Viral Respiratory Tract infect ions I m p o r t a n c e a n d P r o s p e c t s fo r P r e v e n t i o n a n d Tr e a t m e n t Eric A.F. Simões, Professor of Pediatrics Section of Infectious Diseases, University of Colorado School of Medicine, and Childrenʼs Hospital Colorado Professor of Epidemiology Colorado School of Public Health, and Center for Global Health.

MAJOR VIRAL RESPIRATORY PATHOGENS

- SARS CoV2
- Influenza Virus
- Respiratory Syncytial Virus
- Rhinovirus
- Parainfluenza viruses
- Human Metapneumovirus

72
72

MAJOR VIRAL RESPIRATORY PATHOGENS

- SARS CoV2
- Influenza Virus
- Respiratory Syncytial Virus
- Rhinovirus
- Parainfluenza viruses
- Human Metapneumovirus

73

73

74 S A RS C O V - 2 : G LO B A L S I T UAT I O N - 1 3 S E P T 2 0 2 1 https://covid19.who.int/ Accessed 13 Sept 2021 224 Million Confirmed Cases, 4.63 Million confirmed Deaths 5.4 Billion Vaccine Doses Administered 74

SARS COV 2 VACCINES: MANY, BUT ARE THEY GOOD ENOUGH?

442 Clinical Trials on 185 vaccine Candidates



PS
RNA
VVNR
IV
DNA
VLP
VVR
VVR+APC
LAC
DCV
TCV
86
26
48
20
17
51
27
35
23
4
26
7
17
2
12
3
6
4
2
2
0
20
40
60
80
100
120
Exploratory
Confirmatory
Survillance

75

Huang H-Yet al., Hum Vaccin Immunother2021;17:3276-3280

75

DESPITE AVAILABILITY OF VACCINES, UNMET NEEDS IN PREVENTION AND TREATMENT STILL PRESIDE

Prevention Issues

- While efficacious vaccines are available, universal global distribution is a real issue.
- Vaccines protect against invasive disease but less so against infection and even less against transmission
- Variants inevitably will evade the immune response and I personally don't see an end in sight, unlike most post 2020 COVID epidemiologists.
- This is a respiratory virus that spreads and evolves and will not evolve to become a mild flu-like illness in our lifetimes

Treatment Issues

- Monoclonal antibodies are costly, of limited use, inconvenient, high dose
- Specific treatments are limited (Remdesivir)

76

76

77 I N F LU E N Z A – L A R G E P I P E L I N E O F VA C C I N E C A N D I D AT E S https://www.cdc.gov/flu/professionals/acip/2021-2022/acip-table.htm Accessed 10 Sept 21 Universal Protection is Still Elusive 77

78 S E A S O N A L F LU VA C C I N E E F F E C T I V E N E S S I S S T I L L S U B - O P T I M A L https://www.cdc.gov/flu/professionals/acip/2021-2022/acip-table.htm Accessed 10 Sept 21 … and even less effective for elderly and immune compromised 78

UNIVERSAL INFLUENZA PREVENTION IS STILL A MAJOR UNMET NEED

	Adult Subjects	Pediatric Subjects
Prevention	Available	Available
	Not very effective	Not very effective
	Annual vaccination	Annual vaccination through life
	Decreasing Efficacy	Decreasing Efficacy

79
79

80 RS V P R E V E N T I O N – S T I L L A C H A L L E N G I N G P R O B L E M VACCINES Still unproven and immunogenicity remains a problem mAbs Expensive, large dose (adults) Coverage/Resistance issues 80

UNMET NEEDS IN RSV PREVENTION AND TREATMENT

Prevention Issues

- For Infants Greatest burden of illness before 3 -6 months of age
  - Long acting monoclonal antibodies show promise but escape mutants are a possibility
  - Maternal immunization shows promise, but protection for 3-4 months? Maternal uptake
- Older children: Outpatient and emergency room visits are big burden; vaccines in development
- Older Adults: Uncerrtain burden, studies need 40-60,000 participants to show efficacy
- Vaccine immunogenicity an issue in these populations

Treatment Issues

- Fusion inhibitors all target the same pocket in the RSFV F structure
- Treatment is best when disease is early
- Older adult unknown role
- Immune compromised ? Secondary issue

81
81

82 RSV HIV SARS-CoV-2 Others — Improved potency — Broader coverage — Unique modality — Expanding outside of ID

INFLUENZA PROVIDES VALIDATION TO ADDRESS ADDITIONAL INDICATIONS

	FLU	RSV	HIV	SARS-CoV-2
STRATEGIC FOCUS	Seasonal & Pandemic Prevent | Treat	Seasonal Prevent | Treat	Chronic Maintain | PREP	Seasonal & Pandemic Prevent | Treat
UNMET NEED	Poor vaccines Pandemic Preparation	No vaccine No Good Treatment	Daily pills for life	Pandemic
TARGET PROFILE	1 SC/IM dose/season Pan Flu	1 SC/IM dose/season	2-4 SC doses/year Alone or in combo	1 SC/IM dose/ season
	Janssen Pharmaceuticals			

83

84 RSV HIV SARS-CoV-2 Others — Improved potency — Broader coverage — Unique modality — Expanding outside of ID

85 R S V C A S E S O N T H E R I S E I N T H E W A K E O F S U R G I N G C O V I D C A S E S AUGUST 14, 2021 • Leading cause of viral-induced infant mortality globally • No vaccines • Current therapies are suboptimal • New approaches clearly needed

THE POWER OF SINGLE MOLECULE DFC COCKTAILS

RSV A2 Growth Inhibition

RVC-A  650 EC_{50} (nM)

RVC-B  0.2 EC_{50} (nM)

RVC-C  <0.001 EC_{50} (nM)

Single molecule cocktail


Synagis
Palivizumab
Solución
50 mg/0.5 mL
Vía de administración: intramuscular
Caja con 1 frasco ámpula con 0.5 mL

4.0 EC_{50} (nM)

86

THE POWER OF OPTIMIZING SMALL MOLECULES

RSV A2 Growth Inhibition

RVC-B



0.2 EC_{50} (nM)

OPTIMIZED DERIVITIVES



RVC-D	0.013 EC_{50} (nM)
RVC-E	0.093 EC_{50} (nM)
RVC-F	0.050 EC_{50} (nM)

87

THE POWER OF OPTIMIZING SMALL MOLECULES

RSV A2 Growth Inhibition

RVC-B



0.2 EC_{50} (nM)

OPTIMIZED DERIVITIVES



RVC-D	0.013 EC_{50} (nM)
RVC-E	0.093 EC_{50} (nM)
RVC-F	0.050 EC_{50} (nM)

RSV Long	RSV 9320	RSV 18357
<0.001 EC_{50} (nM)		

88

THE POWER OF OPTIMIZING SMALL MOLECULES

RSV A2 Growth Inhibition

RVC-B  0.2 EC_{50} (nM)



Next steps: single molecule cocktails with new SMs

OPTIMIZED DERIVITIVES



RVC-D	0.013 EC_{50} (nM)
RVC-E	0.093 EC_{50} (nM)
RVC-F	0.050 EC_{50} (nM)

RSV Long	RSV 9320	RSV 18357
<0.001 EC_{50} (nM)		

89

90 D F C s C O U L D A D D R E S S A L A R G E U N M E T N E E D I N A D U L T P O P U L A T I O N S RSV FOR ADULTS, IV IS LIKELY THE ONLY OPTION WITH mAbs

91 RSV HIV SARS-CoV-2 Others — Improved potency — Broader coverage — Unique modality — Expanding outside of ID

92 H I V T R E AT M E N T S A R E M O V I N G TO LO N G - A C T I N G D R U G S DAILY ONE INJECTION PER MONTH1 1. Cabenuva package insert

HIV SINGLE MOLECULE COCKTAIL DFCs ARE HIGHLY POTENT

SM CONJUGATE
HVC-A



0.02 EC_{50} (nM)[1]

Optimized GP120 inhibitor conjugate

PEPTIDE FUSION
HVC-B[2]



0.009 EC_{50} (nM)[1]

Viral envelope binding peptide

DUAL HIV CONJUGATE
HVC-C



0.003 EC_{50} (nM)[1]

Single molecule cocktail

Full activity in presence of human serum

TEMSAVIR



0.02 EC_{50} (nM)[1]

1.. CEM-SS cells and HIV-1 IIIB live virus 2. CC50 > 10000 nM

93

94 H I V D F C s H A V E P O T E N T B R O A D - S P E C T R U M A C T I V I T Y DUAL HIV CONJUGATE HVC-C TEMSAVIR CPE with hPBMCs - EC50 (nM) Single molecule cocktail CCR5 (UG/92/037) CXCR4/CCR5 (RW/92/009) CXCR4 (HT/92/599) CCR5 (US/921727) CCR5 (ZA/97/003) CXCR4/CCR5 (UG/92/001) MDR769 CXCR4/CCR5 (UG/92/001) A17R HVC-C TEMSAVIR A A B B C D AE 0<0.0003 0<0.0003 00.0006 0<0.0003 00.0007 00.0002 1.96 00.0008 0<0.0003 >100.0000 000.927 01.32 01.49 02.17 08.96 >100.0000 000.481 00<0.0003

GLOBAL STRAIN COVERAGE WITH SINGLE MOLECULE HIV COCKTAIL



B
B
B,C
A,C
D
AE
B
C
B

DUAL HIV CONJUGATE

HVC-C



0.003 EC_{50} (nM)[1]

Single molecule cocktail

Full activity in presence of human serum

1.. CEM-SS cells and HIV-1 IIIB live virus 2. CC50 > 10000 nM

95

96 RSV HIV SARS-CoV-2 Others — Superior potency — Broader coverage — Unique modality — Expanding outside of ID

97 C U R R E N T T R E AT M E N T S H AV E G R O W I N G L I M I TAT I O N S VACCINES Limited and waning coverage MONOCLONAL ANTIBODIES Poor tissue penetration Expensive Efficacy limited

SARS DFC PROGRAM OBJECTIVE: PAN-CORONAVIRUS ACTIVITY

DFCs modularity enables:

- Broader strain coverage
- Targeting of multiple viruses





98

1st GENERATION SINGLE-TARGET SARS DFC

ACTIVITY AGAINST CoV-OC43



SVC-A*
29 EC_{50} (nM)

Remdesivir
147 EC_{50} (nM)



NH2
O
O
P
HN
O
O
O
N
N
N
O
O
HO
OH
N

NEXT GENERATION CORONAVIRUS DFCs



Next step: single molecule cocktails

- **Testing** DFCs with complimentary mechanisms to SVC-294
- **Exploring** potential for pan-coronavirus activity
- **Expanding** to target additional viruses (e.g., influenza)

* CC_{50} > 10000 nM (cytotoxicity measure, primate kidney cells)

99

100 FLU SARS RSV N E X T S T E P S : S I N G L E M O L E C U L E C O C K TA I L S TO TA R G E T M U LT I P L E R E S P I R ATO R Y V I R U S E S

101 RSV HIV SARS-CoV-2 Oncology — Improved potency — Broader coverage — Unique modality — A single molecule cocktail

102 O N C O L O G Y F A C E S S I M I L A R C H A L L E N G E S T O V I R A L D I S E A S E mAb/ADC LIMITATIONS • Toxicity/tolerability • Tissue/tumor penetration • Resistance/coverage • Expensive manufacturing SM LIMITATIONS • Toxicity/tolerability • Short half-life • Resistance

103 D F C s A R E U N I Q U E LY P O S I T I O N E D TO A D D R E S S T H E S E L I M I TAT I O N S Fc prolongs PK and improves tumor penetration over mAbs Small molecules fused to the Fc limit toxicity Multiple TMs enable a drug cocktail in a single molecule PENETRATION TOLERABILITY EFFICACY

Fc FRAGMENTS HAVE IMPROVED TUMOR PENETRATION VS mAbs


MONOCLONAL ANTIBODY
150kDa
0
µm
250
Fc FRAGMENT[1]
50kDa
0
µm
250

Because DFCs are smaller, they should better penetrate tumors

Bioconjugate Chem. 2021, 32, 1699–1701

104

1. From Jäger *et. al,* https://doi.org/10.1021/acs.bioconjchem.1c00240

DFCs COMBINE THE BEST ATTRIBUTES OF mAbs AND SMALL MOLECULES


High Tumor Penetration
Small molecules
DFCs
Short Half-Life
Long Half-Life
Monoclonal antibodies
Low Tumor Penetration

Along with expected improvement in tumor penetration, DFCs extend half-life similar to mAbs

105

1ST GENERATION DFCs: EQUIPOTENT IN-VITRO TO COMPETITOR MOLECULES



Discovery	Preclinical	IND-Enabling	Phase 1
SM DFC Conjugates			Competitor Program

All are structurally different

SM DFC CONJUGATES

	IC_{50}, (nM)
CBO–A	2.6
CBO–B	2.6
CBO–C	1.2
CBO–D	4.7

COMPETITOR PROGRAM

	IC_{50}, (nM)
Small Molecule	1.3

Cidara's early DFCs represent an excellent starting point in oncology

106

1ST GENERATION DFCs: EQUIPOTENT IN-VITRO TO COMPETITOR MOLECULES



Discovery	Preclinical	IND-Enabling	Phase 1

All are structurally different

SM DFC CONJUGATES

	IC_{50}, (nM)
CBO–A	2.6
CBO–B	2.6
CBO–C	1.2
CBO–D	4.7

COMPETITOR PROGRAM

	IC_{50}, (nM)
Small Molecule	1.3

Cidara's early DFCs represent an excellent starting point in oncology

Next steps: single molecule cocktails



107

CLOUDBREAK DFCs ARE A NEW CLASS OF DRUG

DFCs HAVE THE POTENTIAL

to generate single molecule cocktails that can target multiple viruses or multiple pathways in oncology.

1. **NEAR-TERM MILESTONES:** IND filing CD388 (Influenza) at the end of 2021; initiation of Phase 1 trials in Q1 2022
2. **ACCELERATING DISCOVERY:** Experience, learning, and established infrastructure enables faster development
3. **NEW INDICATIONS:** Early data from new programs exemplify potential expansion into new viral indications and oncology



A single-molecule cocktail improves potency, spectrum across many indications

108

109 S U M M A R Y J E F F R E Y S T E I N , P h D C H I E F E X E C U T I V E O F F I C E R , C I D A R A

CIDARA INVESTMENT THESIS

Leading science on long-acting preventions and treatments



REZAFUNGIN

1st antifungal in 15 years for treatment and prophylaxis indications

» Treatment – Phase 3	ReSTORE trial: treatment of *candidemia* and *invasive candidiasis*
» Prophylaxis – Phase 3	ReSPECT trial: prevention in high-risk hematology (BMT) setting
» Validated with Deal	$568M ex-US/ex-Japan partnership mundipharma



CLOUDBREAK DFCs

Modular immuno-viral and immuno-oncology platform

» Pan-Influenza (A+B)	Develop CD388 as potential to be 1st effective 'universal flu' product
» Validated with Flu Deal	$780M global partnership janssen
» RSV, HIV, SARS2	Advancing multiple immuno-viral programs
» Oncology	Advancing multiple "single molecule cocktails"

110